STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS:
Notes receivable from participants	$ 8,839,784	$ 8,719,479
Employee contributions receivable	704,583	0
Employer contributions receivable	360,384	0
Total receivables	9,904,751	8,719,479
Investments — at fair value	992,149,624	901,232,118
Total assets	1,002,054,375	909,951,597
NET ASSETS AVAILABLE FOR BENEFITS	$ 1,002,054,375	$ 909,951,597